--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the registrant  /x/

Filed by a party other than the registrant  / /

Check the appropriate box:

/ /  Preliminary proxy statement
/ / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/  Definitive proxy statement
/x/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             MUNIASSETS FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
--------------------------------------------------------------------------------
                             MUNIASSETS FUND, INC.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)
--------------------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

/x/  No Fee Required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

(5) Total fee paid:
--------------------------------------------------------------------------------


/ /  Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

(3) Filing party:
--------------------------------------------------------------------------------

(4) Date filed:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                             MUNIASSETS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------
                 NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------
                                OCTOBER 9, 1997

TO THE STOCKHOLDERS OF MUNIASSETS FUND, INC.

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the 'Meeting') of MuniAssets Fund, Inc. (the 'Fund') will be held at the offices of Fund Asset Management, L.P. ('FAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, October 9, 1997 at 9:00 a.m. for the following purposes:

          (1) To elect two Class III Directors for a term of three years;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP ('D&T') to serve as independent auditors of the Fund for its current fiscal year;

          (3) To consider and act upon a proposal to amend the Fund's fundamental investment restriction regarding the Fund's health care industry concentration policy; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after September 2, 1997, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                          Patrick D. Sweeney, III
                                          Secretary

Plainsboro, New Jersey
Dated: August 29, 1997

                                PROXY STATEMENT
                            ------------------------
                             MUNIASSETS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------
                      1997 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                                OCTOBER 9, 1997

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniAssets Fund, Inc., a Maryland corporation (the 'Fund'), to be voted at the 1997 Annual Meeting of Stockholders of the Fund (the 'Meeting'), to be held at the offices of Fund Asset Management, L.P. ('FAM'), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Thursday, October 9, 1997 at 9:00 a.m. The approximate mailing date of this Proxy Statement is September 3, 1997.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the nominees for Directors, for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year and for amending the Fund's fundamental investment restriction regarding its health care industry concentration policy. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Board of Directors has fixed the close of business on August 12, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of August 12, 1997, the Fund had outstanding 10,424,616 shares of common stock, par value $.10 per share ('Common Stock'). To the knowledge of the Fund, as of August 12, 1997, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock.

     Approval of Items 1 and 2 below will require the affirmative vote of the holders of a majority of the Fund's shares of Common Stock, voting in person or by proxy, at a meeting in which a quorum is present and duly constituted. Approval of Item 3 will require an affirmative vote of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the Investment Company Act of 1940, as amended (the 'Investment Company Act') means the lesser of (i) 67% or more of the shares of Common Stock present at the Meeting, if more than 50% of the outstanding shares of Common Stock is present or represented by proxy, or (ii) more than 50% of the outstanding shares of Common Stock). The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1. ELECTION OF DIRECTORS

     At the Meeting, two Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of Melvin R. Seiden and Stephen B. Swensrud as Class III Directors. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Pursuant to the Fund's By-Laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Arthur Zeikel and Robert S. Salomon, Jr. Class II consists of Joe Grills and Walter Mintz. Class III consists of Melvin R. Seiden and Stephen B. Swensrud. Only the Directors in Class III are being considered for election at this Meeting. All of the Directors have been members of the Board of Directors of the Fund since the Fund's initial public offering in 1993, except Joe Grills, who has been a member of the Board of Directors of the Fund since January 1994, and Robert S. Salomon, Jr., who has been a member of the Board of Directors of the Fund since January 1996.

     Certain information concerning the Directors (which includes the nominees) is set forth as follows:

                                                                                                      SHARES OF
                                                                                                     COMMON STOCK
                                                                                                     OF THE FUND
                                                                                                     BENEFICIALLY
                                                       PRINCIPAL OCCUPATIONS                           OWNED AT
          NAME AND ADDRESS                             DURING PAST FIVE YEARS            DIRECTOR     AUGUST 12,
             OF NOMINEE                 AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE          1997
-------------------------------------   ---   ----------------------------------------   --------    ------------
Joe Grills(1)(2) ....................   62    Member of the Committee of Investment of     1994          0
183 Soundview Lane                            Employee Benefit Assets of the Financial
New Canaan, Connecticut 06840                 Executives Institute ('CIEBA') since
                                              1986; Member of CIEBA's Executive
                                              Committee since 1988 and its Chairman
                                              from 1991 to 1992; Assistant Treasurer
                                              of International Business Machines
                                              Incorporated ('IBM') and Chief
                                              Investment Officer of IBM Retirement
                                              Funds from 1986 until 1993; Member of

                                              the Investment Advisory Committee of the
                                              State of New York Common Retirement
                                              Fund; Member of the Investment Advisory
                                              Committee of the Howard Hughes Medical
                                              Institute; Director, Duke Management
                                              Company (real estate management) since
                                              1993; Director, LaSalle Street Fund
                                              since 1995.

                                                                                                      SHARES OF
                                                                                                     COMMON STOCK
                                                                                                     OF THE FUND
                                                                                                     BENEFICIALLY
                                                       PRINCIPAL OCCUPATIONS                           OWNED AT
          NAME AND ADDRESS                             DURING PAST FIVE YEARS            DIRECTOR     AUGUST 12,
             OF NOMINEE                 AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE          1997
-------------------------------------   ---   ----------------------------------------   --------    ------------
Walter Mintz(1)(2) ..................   68    Special Limited Partner of Cumberland        1993          0
1114 Avenue of the Americas                   Associates (investment partnership)
New York, New York 10036                      since 1982.

Robert S. Salomon, Jr.(1)(2) ........   60    Principal of STI Management (investment      1996          0
106 Dolphin Cove Quay                         adviser); Chairman and CEO of Salomon
Stamford, Connecticut 06902                   Brothers Asset Management from 1992 to
                                              1995; Chairman of Salomon Brothers
                                              equity mutual funds from 1992 to 1995;
                                              Director of Stock Research and U.S.
                                              Equity Strategist at Salomon Brothers
                                              Inc from 1975 to 1991; Director, Common
                                              Fund and the Norwalk Community Technical
                                              College Foundation.

Melvin R. Seiden(1)(2) ..............   66    Director of Silbanc Properties, Ltd.         1993          0
780 Third Avenue                              (real estate, investment and consulting)
25th Floor                                    since 1987; Chairman and President of
Suite 2502                                    Seiden & de Cuevas, Inc. (private
New York, New York 10017                      investment firm) from 1964 to 1987.

Stephen B. Swensrud(1)(2) ...........   64    Chairman of Fernwood Associates              1993          0
24 Federal Street                             (financial consultants) since 1975.
Suite 400
Boston, Massachusetts 02110

                                                                                                      SHARES OF
                                                                                                     COMMON STOCK
                                                                                                     OF THE FUND
                                                                                                     BENEFICIALLY
                                                       PRINCIPAL OCCUPATIONS                           OWNED AT
          NAME AND ADDRESS                             DURING PAST FIVE YEARS            DIRECTOR     AUGUST 12,
             OF NOMINEE                 AGE         AND PUBLIC DIRECTORSHIPS(1)           SINCE          1997
-------------------------------------   ---   ----------------------------------------   --------    ------------
Arthur Zeikel(1)(3) .................   65    President of FAM (which term as used         1993          0
P.O. Box 9011                                 hereunder includes its corporate
Princeton, New Jersey 08543-9011              predecessors) since 1977; President of
                                              Merrill Lynch Asset Management, L.P.
                                              ('MLAM') (which term as used hereunder
                                              includes its corporate predecessors)
                                              since 1977; President and Director of
                                              Princeton Services, Inc. ('Princeton
                                              Services') since 1993; Executive Vice
                                              President of Merrill Lynch & Co., Inc.
                                              ('ML&Co.') since 1990; Executive Vice
                                              President of Merrill Lynch, Pierce,
                                              Fenner & Smith Incorporated ('Merrill
                                              Lynch') from 1990 to 1995 and a Senior
                                              Vice President thereof from 1985 to
                                              1990; Director of Merrill Lynch Funds
                                              Distributor, Inc. ('MLFD'or the
                                              'Distributor') since 1977.

------------------
(1) Each of the directors is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See 'Compensation of Directors' below.

(2) Member of the Audit Committee of the Board of Directors.

(3) Interested person, as defined in the Investment Company Act, of the Fund.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not 'interested persons' of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and to evaluate with such auditors the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended May 31, 1997, the Board of Directors held five meetings and the Audit Committee held five meetings. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board of Directors. Each member of the Audit Committee then in office attended at least 75% of the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ('SEC') and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an 'interested person' of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with FAM and its affiliates. Mr. Zeikel is the President of the Fund and the President of FAM and MLAM.

     Compensation of Directors. FAM, the investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee a fee of $2,000 per year plus $500 per meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. These fees and expenses aggregated $39,974 for the fiscal year ended May 31, 1997.

     The following table sets forth for the fiscal year ended May 31, 1997, compensation paid by the Fund to the non-interested Directors and, for the calendar year ending December 31, 1996, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds'), to the non-interested Directors.


                                                             PENSION OR RETIREMENT      AGGREGATE COMPENSATION FROM
              NAME OF                  COMPENSATION FROM    BENEFITS ACCRUED AS PART     FUND AND FAM/MLAM ADVISED
              DIRECTOR                       FUND               OF FUND EXPENSES          FUNDS PAID TO DIRECTORS
------------------------------------   -----------------    ------------------------    ---------------------------
Joe Grills(1) ......................        $ 8,000                   None                       $ 164,000
Walter Mintz(1) ....................        $ 8,000                   None                       $ 164,000
Robert S. Salomon, Jr.(1) ..........        $ 8,000                   None                       $ 187,167
Melvin R. Seiden(1) ................        $ 8,000                   None                       $ 164,000
Stephen B. Swensrud(1) .............        $ 8,000                   None                       $ 154,250

------------------

(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Grills (19 registered investment companies consisting of 47 portfolios); Mr. Mintz (18 registered investment companies consisting of 37 portfolios); Mr. Salomon (18 registered investment companies consisting of 37 portfolios); Mr. Seiden (18 registered investment companies consisting of 37 portfolios); and Mr. Swensrud (24 registered investment companies consisting of 52 portfolios).

     Officers of the Fund. The Board of Directors has elected seven officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                                            OFFICER
                         NAME AND PRINCIPAL OCCUPATION                                 OFFICE        AGE     SINCE
--------------------------------------------------------------------------------   ---------------   ---    -------
Arthur Zeikel ..................................................................   President         65       1993
  President of FAM since 1977; President of MLAM since 1977; President and
  Director of Princeton Services since 1993; Executive Vice President of ML&Co.
  since 1990; Executive Vice President of Merrill Lynch from 1990 to 1995 and
  Senior Vice President thereof from 1985 to 1990; Director of MLFD since 1977.
Terry K. Glenn .................................................................   Executive Vice    56       1993
  Executive Vice President of FAM and MLAM since 1983; Executive Vice President    President
  and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P.
  since 1988.
Vincent R. Giordano ............................................................   Senior Vice       52       1993
  Senior Vice President of FAM and MLAM since 1984 and Vice President of MLAM      President
  from 1980 to 1984; Portfolio Manager of FAM and MLAM since 1977; Senior Vice
  President of Princeton Services since 1993.
Kenneth A. Jacob ...............................................................   Vice President    46       1993
  Vice President of FAM and MLAM since 1984; employed by MLAM since 1978;

  Portfolio Manager of the Fund since 1993.
Donald C. Burke ................................................................   Vice President    37       1993
  Vice President and Director of Taxation of MLAM since 1990; Employee of D&T from 1982 to 1990.
Gerald M. Richard ..............................................................   Treasurer         48       1993
  Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice
  President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981.
Patrick D. Sweeney, III ........................................................   Secretary         43       1997
  Vice President of FAM and MLAM since 1990.

     Stock Ownership. At August 12, 1997, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, and the officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2. SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of D&T, independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for substantially all of the other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                    ITEM 3. ADOPTION OF AMENDED FUNDAMENTAL
                             INVESTMENT RESTRICTION

     The Fund has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of Common Stock of the Fund. The Fund is required to disclose in its prospectus, as a fundamental policy, whether it will 'concentrate' its investments in a particular industry.

A fund is considered to be concentrated in an industry when it invests 25% or more of its assets in the securities of issuers in such industry. A fund that adopts a policy of not concentrating its investments in a particular industry is prohibited from making purchases within such industry in excess of 25% of its assets, and a fund that has adopted a policy of concentrating its investments in a particular industry must maintain at least 25% of its assets in the industry in which it has elected to concentrate. Except in very limited and specific circumstances, none of which apply to the Fund, a fund cannot adopt a 'flexible' policy of switching back and forth between being concentrated and non-concentrated in a particular industry. The Fund currently concentrates its investments in municipal bonds issued to finance projects in the health care industry. The Board of Directors of the Fund recommends amending the Fund's fundamental investment restrictions to remove the Fund's required concentration in the health care industry.

     At the time the Fund was organized in 1993, bonds and obligations issued to finance not-for-profit hospitals and other health care facilities were a significant source of high yield investments. In recent years there has been a shift in health care providers in the United States, whereby many not-for-profit hospitals and health care systems are being acquired by for-profit entities. This trend appears to be continuing and, as a result, the issuance and availability of tax-exempt health care-related bonds, which are rated in any one of the medium and lower ratings categories of a nationally recognized statistical rating organization or are unrated but are deemed by the Fund's investment adviser to be equivalent to lower-rated bonds, have fallen dramatically. Based on this trend in the health care industry, the Board of the Directors of the Fund no longer believes that it is in the best interests of the Fund and its stockholders for the Fund to maintain a policy of investing at least 25% of its assets in health care-related municipal bonds.

     Currently, the Fund's health care industry concentration policy is set forth in the following fundamental investment restriction, which provides that the Fund may not:

         Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry except that the Fund will invest 25% or more of its assets in Municipal Bonds issued to finance projects in the health care industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry).

     The amended investment restriction eliminates the exception for health care industry bonds from the Fund's general concentration policy. The proposed amended investment restriction was approved by the Board of Directors on July 9, 1997. Under the proposed amended investment restriction, the Fund may not:

         Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in any single industry. (For the purposes of this restriction,

         states, municipalities and their political subdivisions are not considered to be part of any industry.)

     Vote required. The proposal to amend the Fund's fundamental investment restriction requires the affirmative vote of a majority of the Fund's outstanding shares of Common Stock (which for this purpose and under the Investment Company Act means the lesser of (i) 67% or more of the shares of Common Stock present at the Meeting, if more than 50% of the outstanding shares of Common Stock is present or represented by proxy, or (ii) more than 50% of the outstanding shares of Common Stock). If the proposed amendment to the Fund's fundamental investment restrictions is not approved by the stockholders of the Fund, the Fund will continue to be required to concentrate its investments in the health care industry. The Board recommends a vote 'FOR' Item 3.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Fund of the enclosed forms of proxy and accompanying Notice and Proxy Statement in connection with the matters to be considered at the Meeting will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund has retained at its expense Tritech Services, an affiliate of ML&Co with offices at 4 Corporate Place, Piscataway, New Jersey, to aid in the solicitation of proxies from holders of shares held in nominee or "street" name at a cost of $2,500, plus out-of-pocket expenses.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted 'FOR' the Director nominees, 'FOR' the ratification of D&T as independent auditors for the Fund and 'FOR' amending the Fund's fundamental investment restriction regarding its health care industry concentration policy.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in 'street name' for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the proposal to amend the Fund's fundamental investment restriction (Item 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares on Items 1 and 2 in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the vote on
Item 1 or Item 2; however, abstentions and broker non-votes will have the same effect as a vote against Item 3.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 1997 TO ANY STOCKHOLDER UPON REQUEST. Such requests should be directed to MuniAssets Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Patrick D. Sweeney, III, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     If a stockholder intends to present a proposal at the 1998 Annual Meeting of Stockholders of the Fund, which is anticipated to be held in October 1998, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by May 6, 1998.

                                          By Order of the Board of Directors

                                          PATRICK D. SWEENEY, III
                                          Secretary
Dated: August 29, 1997

                                                      COMMON STOCK

                         MUNIASSETS FUND, INC.
                             P.O. BOX 9011
                   PRINCETON, NEW JERSEY 08543-9011

                               P R O X Y

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the Annual Meeting of Stockholders of the Fund to be held on October 9, 1997 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                       (Continued and to be signed on the reverse side)

1. To elect two Class III Directors for a term of two years.

FOR all nominees listed below                  WITHHOLD AUTHORITY
(except as marked to the contrary below) / /   to vote for all nominees listed
                                               below / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT PARTICULAR NOMINEE'S NAME IN THE LIST BELOW.)
CLASS III NOMINEES: MELVIN R. SEIDEN, STEPHEN B. SWENSRUD


2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current
   fiscal year.                     FOR / /       AGAINST / /       ABSTAIN  / /

3. To consider and act upon a proposal to amend the Fund's fundamental investment restriction regarding the Fund's health care industry concentration policy.
                                    FOR / /       AGAINST / /       ABSTAIN  / /

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                            Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

                            Dated:_____________________________________, 1997


                            X _______________________________________________
                                          Name of Stockholder

                            X _______________________________________________
                                             Signature

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                      COMMON STOCK

                         MUNIASSETS FUND, INC.
                             P.O. BOX 9011
                   PRINCETON, NEW JERSEY 08543-9011

                               P R O X Y

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Patrick D. Sweeney as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniAssets Fund, Inc. (the "Fund") held of record by the undersigned on August 12, 1997 at the Annual Meeting of Stockholders of the Fund to be held on October 9, 1997 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                       (Continued and to be signed on the reverse side)

       MUNIASSETS FUND, INC.
       P.O. BOX 1123
                       NEW YORK, N.Y. 10203-0123

1. To elect two Class III Directors for a term of three years.

FOR all nominees listed below                  WITHHOLD AUTHORITY
(except as marked to the contrary below) / /   to vote for all nominees listed
                                               below / /

EXCEPTIONS* / /

*(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
               THE EXCEPTION BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)
CLASS III NOMINEES: MELVIN R. SEIDEN, STEPHEN B. SWENSRUD


2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Fund for its current fiscal year.
                                    FOR / /       AGAINST / /       ABSTAIN  / /

3. To consider and act upon a proposal to amend the Fund's fundamental investment restriction regarding the Fund's health care industry concentration policy.
                                    FOR / /       AGAINST / /       ABSTAIN  / /

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


                                                    ADDRESS CHANGE MARK HERE / /

                            Please sign this proxy in the space provided below. Execution by stockholders who are not individuals must be made by an authorized signatory.

                            Dated:_____________________________________, 1997

                            X _______________________________________________
                                          Name of Stockholder

                            X _______________________________________________
                                             Signature

                            VOTES MUST BE INDICATED /X/ IN BLACK OR BLUE
                            INK.  / /


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE - NO POSTAGE IS REQUIRED.